JOHNSON MUTUAL FUNDS

Johnson Core Plus Bond Fund

SUPPLEMENT DATED June 3, 2024

TO THE PROSPECTUS DATED May 1, 2024

The dividend information on pages 58 of the Fund’s prospectus is hereby restated as follows:

DIVIDENDS AND DISTRIBUTIONS

The Equity Income, Opportunity, and International Funds intend to distribute substantially all of their net investment income as dividends to shareholders on an annual basis at year end. The Enhanced Return and Municipal Income Funds intend to distribute substantially all of their net investment income as dividends to shareholders on a quarterly basis. The Core Bond, Intermediate Bond, Short Duration Bond and Core Plus Bond Funds intend to distribute substantially all of their net investment income as dividends to shareholders on a monthly basis. Each fund intends to distribute its capital gains, if any, once a year, at year end.

This Supplement and the existing Prospectus dated May 1, 2024, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2024, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-800-541-0170.